Exhibit 4.1

NUMBER	NUMBER C- SHARES SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP [●]

STRATA CRITICAL MEDICAL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CLASS A COMMON STOCK

This certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $0.0001 EACH OF THE CLASS A COMMON STOCK OF
STRATA CRITICAL MEDICAL, INC.
(THE “CORPORATION”)

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney, upon the surrender of this certificate properly endorsed.
This Certificate is not valid until countersigned registered by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of the duly authorized officers of the Corporation.
Dated:

CHIEF EXECUTIVE OFFICER	TREASURER

___________________________________	___________________________________ COUNTERSIGNED AND REGISTERED: BY: ________________________________
Authorized Signature

[Reverse Side of Stock Certificate]
The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued, so far as the same have been determined, and of the authority, if any, of the Board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the Secretary of the Corporation or to the Transfer Agent named on this certificate.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - ____ Custodian ______
(Cust) (Minor)
TEN ENT - as tenant by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ___________________________ (State)

Additional abbreviations may also be used though not in the above list.
For value received, _____________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________
_____________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
________________________________________________________________________ Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________________________
Attorney, to transfer the said stock registered on the books of the within-named Corporation with full power of substitution in the premises.
Dated ____________________        ___________________________________________

SIGNATURE(S) GUARANTEED:
___________________________________________
Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

_______________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.